                              AMENDED AND RESTATED

                                 PROMISSORY NOTE

                                                       Dated: January 15, 2000


      The Promissory Note dated July 1, 1999 is hereby amended and restated to read as follows:

            FOR VALUE RECEIVED, b2bstores.com Inc., a Delaware corporation (the "Maker"), hereby promises to pay to the order of Enviro-Clean of America, Inc. (the "Payee"), at 211 Park Avenue, Hicksville, New York 11801, or such other place as may from time to time be designated by notice thereof from the Payee hereof to the Maker, the principal sum as shall have been advanced from time to time from Payee to Maker (as set forth on the schedule to this Note ("Grid")), together with interest on the unpaid principal sum outstanding at a rate equal to eight percent per annum. Principal and interest shall be due and payable on the earlier of (i) March 1, 2000 and (ii) the date the Maker consummates an offering of its equity securities yielding gross proceeds of at least $2,000,000.

            Interest shall be payable on any installment of principal and interest not paid to the Payee on its due date as set forth above at a per annum rate equal to the lesser of (i) 18%, or (ii) the highest rate permitted by law, from the date such installment was due and payable to the Payee until the date such installment is fully paid.

            If any of the following events shall occur:

     (i) the Maker shall default in the payment of principal of, or interest on, this Note or any indebtedness for borrowed money in excess of $50,000, or shall default in the performance or observance of the terms of any instrument pursuant to which such indebtedness was created or is secured, the effect of which default is to cause or permit any holder of any such indebtedness to cause the same to become due prior to its stated maturity;

     (ii) any judgment against the Maker or any attachment, levy or execution against any of its properties for any amount shall remain unpaid, or shall not be released, discharged, dismissed, stayed or fully bonded for a period of 10 days or more after its entry, issue or levy, as the case may be; or

     (iii) the Maker shall make an assignment for the benefit of creditors, or a trustee, receiver or liquidator shall be appointed for the Maker or for any of its property, or the commencement of any proceedings by the Maker under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt, receivership, liquidation or dissolution law or statute, or the commencement of any such proceedings without the consent of the Maker and such proceedings shall continue undischarged for a period of 10 days;


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then, in any such event, the Payee may declare the entire unpaid principal amount of this Note, and all interest accrued and unpaid hereon, to be forthwith due and payable, whereupon the same shall become and be forthwith due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Maker.

            No failure on the part of the Payee to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by Payee of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            In the event this Note is turned over to an attorney for collection or Payee otherwise seeks advice of an attorney in connection with exercise or enforcement of its rights hereunder, the Maker agrees to pay all costs of collection, including reasonable attorneys' fees and expenses, which amounts may, at the Payee's option, be added to the principal hereof.

            No amendment, modification or waiver of any provision of this Note, nor consent to any departure by the Payee therefrom, shall be effective unless the same shall be in writing and signed by the Payee, and then such waiver or consent shell be effective only in the specific instance and for the specific purpose for which it is given.

            This Note has been executed and delivered in the State of New York and the construction, validity and performance hereof shall be governed by the internal laws of the State of New York without regard to the principles of conflict of laws. Any action, suit or proceeding in respect of or arising out of this Note may be brought by Payee in federal or state court located in Nassau County. In any such action, suit or proceeding, Maker waives trial by jury, and Maker also waives (i) the right to interpose any setoff or counterclaim of any nature or description; (ii) any objection based on forum non-conveniens or venue; and (iii) any claim for consequential, punitive, or special damages.

            This Note shall be binding upon the Maker and its successors and assigns, and the terms hereof shall inure to the benefit of the Payee and its successors and assigns, including subsequent holders hereof.

            All notices hereunder from the Payee to the Maker shall be in writing and mailed to the Maker at the above address by registered or certified mail, return receipt requested. All such notice shall be deemed given when mailed.


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            Maker hereby authorizes Payee to complete and revise the Grid and to reflect thereon the making of any loan made to Maker hereunder. Payee shall send a copy of the Grid to Maker promptly after any revision thereto. The Grid, as completed and/or revised by Payee, shall be final and binding on Maker in the absence of fraud or mathematical error.

            IN WITNESS WHEREOF, the undersigned has duly executed this instrument on the date set forth above.

                                          b2bstores.com Inc.



                                          By:___________________________


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

                           SCHEDULE TO PROMISSORY NOTE


Maker: b2bstores.com Inc.   Date of Amended and Restated Note: November 15, 1999

--------------------------------------------------------------------------------

                                                          NAME OF PERSON
       DATE               AMOUNT OF ADVANCE              MAKING NOTATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

June 10, 1999           25,000                        Richard Kandel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

July 15, 1999           2,586                         Richard Kandel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

July 19, 1999           25,000                        Richard Kandel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

July 26, 1999           27,250                        Richard Kandel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

July 30, 1999           100,000                       Richard Kandel
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

November 5, 1999        50,000                        Mark Voorhis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

November 10, 1999       100,000                       Mark Voorhis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

November 24, 1999       200,000                       Mark Voorhis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

December 10, 1999       170,000                       Mark Voorhis
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

December 23, 1999       125,000                       Mark Voorhis
--------------------------------------------------------------------------------


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